UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Element 21 Golf Company

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Element 21 Golf Company
207 Queens Quay West
Toronto, Ontario, Canada, M5J2L4
800-710-2021
______________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held May 8, 2006
____________________________

Notice is hereby given that a Special Meeting of Stockholders (“Special Meeting”) of Element 21 Golf Company, a Delaware corporation (the “Company”), will be held on May 8, 2006, at 10:30 a.m. (local time) at the Radisson Admiral Hotel-Toronto Harbourfront, 249 Queen's Quay West, Toronto, Ontario, Canada, for the following purposes:

1.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 100 million to 300 million shares;

2.
To consider and vote upon a proposed recommendation by the Board of Directors to authorize the Board of Directors, in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock;

3.	To approve the Element 21 Golf Company 2006 Equity Incentive Plan and to authorize 20,000,000 shares of the Company’s common stock for issuance thereunder; and

4.	To transact such other business as properly may be brought before the Special Meeting or any adjournment thereof.

The close of business on March 20, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Whether or not you expect to be present at the Special Meeting, please mark, date, sign and return the enclosed form of proxy in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting; if you desire to vote your shares in person at the meeting, your proxy will not be voted.

By Order of the Board of Directors,

/s/Nataliya Hearn
Toronto, Canada	Nataliya Hearn, Ph.D.
April 7, 2006	President and Chief Executive Officer

Element 21 Golf Company
207 Queen's Quay West
Toronto, Ontario, Canada, M5J2L4
800-710-2021
______________

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS

To be held May 8, 2006

____________________________

INTRODUCTION

This Proxy Statement (“Proxy Statement”) is being furnished by Element 21 Golf Company (“Company”) in connection with the solicitation by the Company’s Board of Directors (“Board of Directors”) of proxies from holders of the Company’s stock to be voted at a Special Meeting of Stockholders of the Company (“Special Meeting”), to be held on May 8, 2006, at 10:30 a.m. (local time) at the Radisson Admiral Hotel-Toronto Harbourfront, 249 Queen's Quay West, Toronto, Ontario, Canada, and at any adjournment thereof. The approximate date on which we plan to mail this Proxy Statement and form of proxy to the Company’s stockholders is on or about April 11, 2006.

Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company’s corporate secretary, or by electing to vote in person at the Special Meeting prior to the taking of a vote. Unless revoked, your proxy will be voted in accordance with your instructions. If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the foregoing Notice of Meeting. If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the person named as proxy will have discretion to vote on those matters according to her best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Special Meeting.

The cost of soliciting proxies, including the cost of preparing, assembling and mailing this Proxy Statement and form of proxy to the Company’s stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward these proxy soliciting materials to the beneficial owners of the Company’s shares held of record by such persons, and the Company will reimburse them for their charges and expenses in connection therewith.

The presences in person or by proxy of stockholders of the Company holding a majority of stock of the Company entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Shares of stock present in person or represented by proxy, including abstentions, shares which do not vote with respect to one or more of the matters presented for stockholder approval, and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Special Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Special Meeting.

Only stockholders of record at the close of business on March 20, 2006 (“Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. As of the Record Date, the Company had outstanding 99,630,554 shares of common stock; additionally, the Company had outstanding 2,113,556 shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”). Each share of common stock is entitled to one vote on any matter, and each share of Series A Preferred Stock is entitled to fifty (50) votes on any matter. As a result of the super-voting provisions applicable to the shares of Series A Preferred Stock, the outstanding shares of Series A Preferred stock will be entitled to an aggregate of 105,677,800 votes on each matter before the Special Meeting.

The approval of amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock requires the approval of the holders of a majority of the outstanding shares of common stock and a majority of the outstanding shares of Series A Preferred Stock, each voting as a separate class. The authorization of the Board of Directors to amend the Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock and the approval of the Element 21 Golf Company 2006 Equity Incentive Plan each require only that the votes cast in favor of such matter exceed the votes cast against the matter, with shares of common stock and shares of Series A Preferred Stock voting together as a single class.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 20, 2006 there were 99,630,554 shares of common stock outstanding. The following sets forth, as of March 20, 2006, the ownership of our common stock held by each person who beneficially owns more than 5% of our common stock, each of our directors, each Named Executive Officer, and all of our directors and Named Executive Officers as a group. Except as otherwise indicated, all shares are owned directly and the named person possesses sole voting and sole investment power with respect to all such shares. Shares not outstanding but deemed beneficially owned because a person or a member of a group has a right to acquire them within sixty (60) days after March 20, 2006 are treated as outstanding only when determining the amount and percentage owned by such person or such group.

As of March 20, 2006
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Common Stock Outstanding (2)
Gerald Enloe Director and Chairman PO Box 14391 Humble TX 77347	3,440,656 (3)	3.46%
Nataliya Hearn, Ph.D. President, CEO and Director 3173 Sandwich Street, 37 Windsor, Ontario H3A P7S Canada	8,711,411 (4)	8.47%
Jim Morin Vice President, Secretary/Treasurer and Director 27672 Pasatiempo Drive Mission Viejo, CA 92692	490,196 (5)	*%
All Officers, Directors as a Group (3 Persons)	12,642,263	12.17%
Beneficial owners of 5% or more of common stock	0	0%
Total owned by Directors, Executive Officers and 5% or greater stockholders:	12,642,263	12.17%
____________________
* Less than 1%.

(1)	Except as indicated in the footnotes below, each person has sole voting and dispositive power over the shares indicated.

(2)
Percentages are based on an aggregate of 99,630,554 shares issued and outstanding as of March 20, 2006. For holders of Series A Preferred Stock which may be converted to common stock within 60 days after March 20, 2006, the number of shares that may be obtained through such conversion by each holder has been added to the denominator for purposes of calculating such holder’s percentage ownership.

(3)	Includes 490,196 shares of Common Stock which are issuable upon conversion of the 125,000 shares of Series A Preferred Stock held by Mr. Enloe.

(4)	Includes 3,811,411 shares of Common Stock which are issuable upon conversion of the 971,910 shares of Series A Preferred Stock held by Ms. Hearn.

(5)	Includes 490,196 shares of Common Stock which are issuable upon conversion of the 125,000 shares of Series A Preferred Stock held by Mr. Morin.

To the Company’s knowledge, there are no other beneficial holders of more than five percent (5%) of the Company’s Common Stock other than those persons listed in the foregoing table.

EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation of the Company’s Chief Executive Officer and each other executive officer that received total salary and bonus exceeding $100,000 since its inception (“Named Executive Officers”).

Summary Compensation Table

The following table sets forth the aggregate executive compensation paid by our Company for services rendered during the periods to our Named Executive Officers.

SUMMARY COMPENSATION TABLE
					Long-Term Compensation
Annual Compensation					Awards	Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Years of Periods Ended	$ Salary	$ Bonus	Other Annual Compensation	Restricted Stock Awards $	Option/ SAR’s #	LTIP Payouts $	All Other Compensation

Nataliya Hearn, PhD, President, CEO and Director (1)	06/30/05	0	0	0	0	0	0	0
	06/30/04	0	0	0	0	0	0	0
	06/30/03	0	0	0	0	0	0	0

(1)
Ms. Hearn began serving as an executive officer of the Company on October 4, 2002. From October 4, 2002, until December 31, 2006, Ms. Hearn served as the Company’s President and Chief Executive Officer without compensation. No executive officer of the Company received a total annual salary and bonus in excess of $100,000.

Except as indicated above, no cash compensation, deferred compensation or long-term incentive plan awards were issued or granted to our Company’s management during the last fiscal year. Further, except as indicated above, no member of our Company’s management has been granted any option or stock appreciation right. Accordingly, no tables relating to deferred compensation, long-term incentive plans or other such items of compensation have been included within this Item.

Compensation of Directors

There are no standard arrangements pursuant to which our Company’s directors are compensated for any services provided as director, although the Company’s Board of Directors retains the discretion to establish such compensation arrangements from time to time as appropriate. No additional amounts are payable to our Company’s directors for committee participation or special assignments.

Our Certificate of Incorporation, as amended, provides for mandatory indemnification of directors and officers to the fullest extent permitted by Delaware law. In addition, our Certificate of Incorporation, as amended, provides that a director of the Company will not be liable to the Company or its stockholders for monetary damages for the breach of fiduciary duty as a director.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

There are no employment contacts between the Company and any Named Executive Officer. The Company has no employees. There are no compensatory plans or arrangements, including payments to be received from our Company, with respect to any person named in the Summary Compensation Table set out above which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person’s employment with our Company or our subsidiaries, or any change in control of our Company, or a change in the person’s responsibilities following a change in control of our Company.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Company does not have a Compensation Committee. Currently, the Company operates solely through strategic consultants, has no employees and the Company’s executive officers serve the Company without compensation. Accordingly, no Named Executive Officer or other executive officer was compensated for services in the last completed fiscal year. The Board of Directors serves all functions of a Compensation Committee to the extent that any such functions are required. Decisions affecting compensation of strategic consultants generally are handled by the Company’s management subject to the oversight of the Board of Directors.

In the last completed fiscal year, no Named Executive Officer or other executive officer: (i) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company; (ii) served as a director of another entity, one of whose executive officers served on the Board of Directors of the Company; or (iii) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company. No director served as an executive officer of another entity during the last completed fiscal year. No Named Executive Officer or other executive officer was a party to any relationship, related transaction or transaction with a promoter that requires disclosure.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company does not currently maintain any equity compensation plans. Accordingly, tables relating to securities authorized for issuance under equity compensation plans have been omitted.

Changes in Control

The Company knows of no arrangement the operation of which may at a date subsequent result in a change of control of the Company.

Financial and Other Information

In accordance with the instructions to Item 13 of Schedule 14A, the information required pursuant to Item 13 of Schedule 14A has been omitted as a result of the Company’s determination that such financial information is not material for the exercise of prudent judgment in regard to the authorization of additional shares of the Company’s common stock given that such shares are not being issued in an exchange, merger, consolidation, acquisition or similar transaction.

DISCUSSION OF PROPOSALS

PROPOSAL 1.

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

Background

Under Delaware law, we may issue shares of our stock only to the extent that those shares have been authorized for issuance under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes the issuance of 100 million shares of common stock, par value $0.01 per share, and 5 million shares of Series A Preferred Stock, par value $0.10 per share. As of March 20, 2006, 99,630,554 shares of common stock were issued and outstanding and 2,113,556 shares of Series A Preferred Stock were issued and outstanding.

Because less than 1,000,000 shares of the Company’s stock remain authorized but unissued, our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 100 million shares to 300 million shares.

Section 242(b) of the General Corporation Law of the State of Delaware provides that every amendment to the Certificate of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities outstanding that are entitled to vote on any such amendment, provided, however, that Section 242(b) further provides that the number of authorized shares of a class of outstanding securities may only be increased with the approval of the majority of the then outstanding shares of such class, unless a corporation’s certificate of incorporation provides otherwise. Accordingly, Proposal 1 will require the affirmative vote of both a majority of the outstanding shares of common stock and a majority of the outstanding shares of Series A Preferred Stock. This resolution to adopt an amendment to the Company’s Certificate of Incorporation in the form attached hereto as Annex A is presented to the stockholders for approval at the Special Meeting.

Purpose and Effect of the Amendment

The purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of common stock which would thereafter be available for future issuance in the event the Board of Directors determines that it is necessary or appropriate to issue such shares. The Board of Directors believes that the authorized number of shares of common stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. The Board may elect to issue the additional authorized shares pursuant to an equity financing transaction necessary to meet the Company’s continuing capital needs, to acquire another company or its assets, to establish strategic relationships with corporate partners, to declare stock dividends, to issue options to purchase shares of the Company’s capital stock pursuant to the Company’s 2006 Equity Incentive Plan to be adopted upon the passage of Proposal 3, to enable the conversion of the Series A Preferred Stock, which cannot presently be converted into shares of common stock due to the lack of authorized but unissued shares of common stock, to enable the exercise of certain warrants to purchase shares of the Company’s common stock issued pursuant to the Company’s recent bridge financing transaction (collectively, the “Bridge Warrants”), which cannot presently be exercised due to the lack of authorized but unissued shares of common stock, or to issue or reserve shares of common stock for other corporate purposes. The Company’s ability to issue shares of common stock in each of the foregoing instances is of critical importance to the Company’s ability to succeed in the future. The availability of additional authorized but unissued shares of common stock will be particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis. In the case of such an event, the Board might not be able to accomplish its objective as a result of the time and delay entailed in obtaining stockholder approval for the authorization and issuance of additional shares of common stock necessary to proceed with the transaction. Although the Board of Directors is currently evaluating the equity financing alternatives available to the Company, with the exception of the issuance of shares of common stock under the 2006 Equity Incentive Plan of the Company, the conversion of the shares of Series A Preferred Stock and the issuance of shares of common stock upon exercise of the Bridge Warrants, the Board of Directors has no present agreement, arrangement or commitment to issue any of the shares of common stock for which approval is sought.

The increase in the number of authorized shares of common stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue all authorized and unissued shares common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the then current stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

If approved by stockholders, after the amendment is filed with the Secretary of State of Delaware, the Board of Directors will be authorized to issue additional shares of common stock at such times, to such persons and for such consideration as it may determine in its discretion, subject to limitations imposed by applicable law or the rules of any exchange on which the common stock may be listed.

There exists no provision in our Certificate of Incorporation or our bylaws that would delay, defer or prevent a change in control of the Company. However, one result of an increase in the number of shares of authorized common stock may be to help the Board of Directors discourage or render more difficult a change in control. For example, the additional shares of common stock could be issued to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of, persons seeking to effect a takeover or gain control of the Company, regardless of whether the change of control is favored by a majority of unaffiliated stockholders. We could also privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. We are not adopting this amendment with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the Company. We are not aware of any proposed or contemplated transaction of this type.

The terms of any additional shares of common stock that are issued in the future will be identical to those of the currently outstanding shares of common stock. This amendment, if approved, and the resulting creation of additional shares of authorized common stock will not alter the current number of issued shares nor affect the legal rights of the holders of the existing shares of common stock. The relative rights (including voting rights) and limitations of the shares of common stock would remain unchanged as a result of this amendment, if it is approved.

Under our Certificate of Incorporation, holders of our common stock do not have preemptive rights. Accordingly, the issuance of any additional shares of common stock would have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the amount of shares issued.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

PROPOSAL 2.

AUTHORIZE THE BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE
OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Although our Board of Directors has not reached a conclusion regarding the issue, we believe that it is possible that at some time in the future, a reverse stock split may be beneficial to the Company so as to reduce the larger number of outstanding shares of our common stock outstanding. As of March 20, 2006, there were 99,630,504 shares of common stock outstanding and, if the stockholders approve Proposal 1 which is described above, we may have a significantly larger number of shares outstanding in the near future. We believe that the low trading price of our common stock may impair the efficiency of the trading market for our common stock and that brokerage commissions on the purchase or sale of a relatively lower priced stock generally tend to represent a higher percentage of the sales price than the commission on a relatively higher priced stock. We believe that a reverse stock split could improve these factors and could inure to the benefit of our stockholders, of the Company and of the market for shares of our common stock. As a result, our Board of Directors has unanimously adopted a resolution approving, declaring advisable, and recommending to the stockholders for their approval, a proposal to approve a series of nineteen separate amendments to the Company’s Certificate of Incorporation in order to effect a reverse stock split of the outstanding shares of the Company’s Common Stock at each ratio of a minimum of 1 for 2, a maximum of 1 for 20, and at a ratio equal to 1 for each whole number between 2 and 20. By voting in favor of proposal two, stockholders will be approving nineteen separate and distinct amendments to the Company’s Certificate of Incorporation in order to effect a reverse stock split of the outstanding shares of the Company’s Common Stock in a minimum ratio of 1 for 2, a maximum ratio of 1 for 20, and at each ratio of 1 for each whole number between 2 and 20. After the approval of each of these amendments, the Board of Directors will thereafter unilaterally decide which amendment to give effect to and in so doing will abandon each other amendment without further action by the stockholders of the Company. The effect of the foregoing is to give the Board of Directors of the Company the discretion to determine an appropriate stock split ratio within a range of 1 for 2 and 1 for 20 and to give effect to the amendment of the Company’s Certificate of Incorporation which effects such stock split and to abandon each other amendment adopted relating to the reverse stock split without further action of the stockholders in accordance with Section 242(c) of the Delaware General Corporation Law.

If the reverse split is approved by the Company's stockholders and the Board of Directors has determined to effect the reverse split, the Company will promptly file a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.  The reverse split will become effective on the date of the filing of the Certificate of Amendment, which is referred to as the “effective date.” Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares. It will not be necessary for a stockholder to exchange certificates representing stock issued prior to the reverse stock split for certificates representing shares resulting after the reverse stock split. The text of the proposed amendment to the Certificate of Incorporation is set forth in Annex B to this proxy statement; provided, however, that the text of the Certificate of Amendment is subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse split, including the applicable ratio for the reverse split.

If the reverse stock split were effected, we would have fewer shares outstanding. A reduction in the number of shares outstanding would increase the book value per share as well as the earnings (or loss) per share. These increases could make the common stock more attractive to larger brokerage houses, thereby possibly expanding the group of brokers interested in making a market for the common stock. Nevertheless, we cannot predict what effect the reverse stock split would have on the market price of the common stock.

If the reverse stock split is effected, we will not issue certificates for fractional shares. Instead, persons who are stockholders at the effective time of the reverse stock split and who otherwise would be entitled to a fractional share would receive one additional share of common stock in lieu of any such fractional share. All shares of common stock held by a record holder will be aggregated for purposes of computing the number of shares of common stock subject to the reverse stock split. The proposed reverse stock split is not being proposed in anticipation of, and is not part of a plan or contemplated transaction the objective of which is, taking the Company private or otherwise eliminating a public trading market for shares of the Company’s Common Stock.

We have not sought and do not intend to seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse stock split. Based on consultation with counsel, we believe that a stockholder who does not receive cash in connection with a reverse stock split would not recognize any gain or loss on the exchange and we would not recognize any gain or loss as a result of a reverse stock split. However, our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREOWNER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Section 242(b) of the General Corporation Law of the State of Delaware provides that every amendment to the Certificate of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities outstanding that are entitled to vote on any such amendment. Holders of shares of common stock and holders of shares of Series A Preferred Stock will vote together as a single class for purposes of approving the reverse stock split.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO DETERMINE WHETHER
TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK.

PROPOSAL 3.

APPROVAL OF 2006 EQUITY INCENTIVE PLAN

On March 7, 2006, the Company’s Board of Directors approved, subject to stockholder approval,  the Company's 2006 Equity Incentive Plan (the “2006 Plan”) to provide that the Company may grant (i) incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) options that are not qualified as incentive stock options (“nonqualified stock options”), (iii) restricted shares of common stock (“restricted stock”), (iv) restricted stock units, (v) stock appreciation rights either in tandem with an option or alone and unrelated to an option (“SARs”), (vi) shares of common stock awarded based on achieving certain performance goals (“performance shares”), (vii) awards of common stock, including shares of common stock awarded without payment therefor (“award shares”), and (viii) common stock and other rights granted as units that are valued whole or in part by reference to the value of the common stock (“stock awards”).

The 2006 Plan is designed to provide the Company with additional incentives to attract and retain qualified and competent employees and directors.

Description of the 2006 Plan.

Purpose.

The 2006 Plan was approved by the Company’s Board of Directors on March 7, 2006. The purposes of the 2006 Plan are to enable the Company to attract and retain employees and directors to provide an incentive for them to assist the Company in achieving long-range performance goals, and to enable them to participate in the long-term growth of the Company. The text of the 2006 Plan is attached to this proxy statement as Annex C. The following is a summary of the 2006 Plan and should be read together with the full 2006 Plan text.

Awards Under the Plan.

Under the 2006 Plan, the Company will be permitted to grant (i) incentive stock options intended to qualify under Section 422 of the Code, (ii) nonqualified stock options, (iii) restricted stock, (iv) restricted stock units, (v) stock appreciation rights either in tandem with an option or alone and unrelated to an option, or SARs, (vi) performance shares, (vii) award shares, or (viii) stock awards.

Eligible Participants.

All employees, and in the case of awards other than incentive stock options, directors of the Company or any affiliate (as that term is defined in the 2006 Plan) capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to participate in the 2006 Plan.

Administration.

The 2006 Plan will be administered by the Company’s Board of Directors unless later delegated to a committee of the Board of Directors. The Board of Directors of the Company will have the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the operation of the 2006 Plan and to interpret provisions of the Plan.

Securities to be Offered.

The maximum aggregate number of shares of common stock available for issuance under the 2006 Plan is 20,000,000 shares. The shares of common stock available for issuance under the 2006 Plan are subject to adjustment for any stock dividend, recapitalization, stock split, stock combination or certain other corporate reorganizations. Unless the authorized but unissued number of shares of common stock is increased pursuant to Proposal 1, or if the number of outstanding shares of common stock is reduced pursuant to Proposal 2, despite the number of shares available for issuance under the 2006 Plan, the Company will have the authority to issue less than 1,00,000 shares of common stock pursuant to the 2006 Plan.

Shares issued may consist in whole or in part of authorized but unissued shares or treasury shares. Shares subject to an award that expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded will again be available for award under the 2006 Plan. The maximum number of shares which may be granted to an individual in a fiscal year is limited to 10,000,000 shares.

Nonqualified and Incentive Stock Options.

Subject to the provisions of the 2006 Plan, the Board may award incentive stock options and nonqualified stock options and determine the number of shares to be covered by each option, the option price therefore and the conditions and limitations applicable to the exercise of the option. Each option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable award or thereafter. The Board may provide for the automatic award of an option upon the delivery of shares to the Company in payment of an option for up to the number of shares so delivered.

The terms and conditions of incentive stock options shall be subject to and comply with Section 422 of the Code and any regulations thereunder. No incentive stock option granted under the 2006 Plan may be granted more than ten years after the effective date of the 2006 Plan and no such grant may be exercisable more than ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than ten percent of the common stock). Incentive stock options shall be granted only to employees of the Company and shall be transferable by the optionee only by the laws of descent and distribution, and shall be exercisable only by the employee during his or her lifetime.

The exercise price of options granted under the 2006 Plan may not be less than the fair market value of the common stock on the date of grant. Incentive stock options may be granted to holders of more than 10% of the Company’s outstanding voting capital stock only at an exercise price of at least 110% of the fair market value of such stock on the date of grant.

Restricted Stock.

Subject to provisions of the 2006 Plan, the Board of Directors may grant shares of restricted stock to participants, with such restricted periods and other conditions as the Board may determine and for no cash consideration or such minimum consideration as may be required by applicable law. During the restricted period, unless otherwise determined by the Board, stock certificates evidencing the restricted shares will be held by the Company and may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board. At the expiration of the restricted period, the Company will deliver such certificates to the participant or, if the participant has died, to the beneficiary designed by the participant.

Restricted Stock Units.

Subject to the provisions of the 2006 Plan, the Board of Directors may grant restricted stock unit awards. A restricted stock unit is a contractual promise to issue shares at a specified future date, subject to fulfillment of vesting conditions specified by the Board. A restricted stock unit award carries no voting or dividend rights or other rights associated with stock ownership. A restricted stock unit award may be settled in common stock, cash, or in any combination of common stock and/or cash; provided, however, that a determination to settle a restricted stock unit award in whole or in part in cash shall be made by the Board of Directors in its sole discretion.

 Stock Appreciation Rights.

Subject to the provisions of the 2006 Plan, the Board of Directors may award SARs in tandem with an option (at or after the award of the option) or alone and unrelated to an option. A SAR entitles the holder to receive from the Company an amount equal to the excess, if any, of the fair market value of the common stock over the reference price. SARs granted in tandem with an option will terminate to the extent that the related option is exercised, and the related option will terminate to the extent that the tandem SARs are exercised.

Performance Shares.

Subject to the provisions of the 2006 Plan, the Board of Directors may grant performance shares to participants in the form of grants of shares of common stock. Performance shares are earned over a period of time (a performance cycle) selected by the Board from time to time. There may be more than one performance cycle in existence at any one time and the duration of the performance cycles may differ from each other. Unless otherwise determined by the Board of Directors, the payment value of the performance shares will be equal to the fair market value of the common stock on the date the performance shares are earned or on the date the Board determines that the performance shares have been earned. The Board shall establish performance goals for each cycle for the purpose of determining the extent to which performance shares awarded for such cycle are earned. As soon as practicable after the end of a performance cycle, the Board shall determine the number of performance shares which have been earned on the basis of performance in relation to the established performance goals. Payment values of earned performance shares are distributed to the participant or, if the participant has died, to the beneficiary designated by the participant.

Stock Awards.

Subject to the provisions of the 2006 Plan, the Board of Directors may award stock awards, which may be designated as award shares by the Board, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Board shall determine. Shares of common stock or other rights awarded in connection with a stock award shall be issued for no cash consideration or such minimum consideration as may be required by law.

General Provisions.

Each award shall be evidenced by a written document delivered to the participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the 2006 Plan as the Board considers necessary or advisable. Each type of award may be made alone, in addition to, or in relation to any other type of award. The terms of each type of award need not be identical and the Board need not treat participants uniformly. The Board may amend, modify or terminate any outstanding award, including substituting therefor another award, changing the date of exercise or realization and converting an incentive stock option to a nonqualified stock option, provided that the participant’s consent to such action shall be required unless the Board determines that the action would not materially and adversely affect the participant.

The Board of Directors will determine whether awards granted pursuant to the 2006 Plan are settled in whole or in part in cash, common stock, other securities of the Company, other property or such other methods as the Board of Directors may deem appropriate. In the Board’s discretion, tax obligations required to be withheld in respect of an award may be paid in whole or in part in shares of common stock, including shares retained from such award. The Board will determine the effect on an award of the death, disability, retirement or other termination of employment of a participant and the extent to which and period during which the participant’s legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder. Except as otherwise provided by the Board, awards under the 2006 Plan will not be transferable other than as designated by the participant by will or by the laws of descent and distribution.

The Board in its discretion may take certain actions in order to preserve a participant’s rights under an award in the event of a change in control of the Company, including (i) providing for the acceleration of any time period relating to the exercise or realization of the award, (ii) providing for the purchase of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjusting the terms of the award in order to reflect the change in control, (iv) causing the award to be assumed, or new rights substituted therefor, by another entity, or (v) making such other provision as the Board may consider equitable and in the best interest of the Company, provided that, in the case of an action taken with respect to an outstanding award, the participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant.

The Board of Directors of the Company may amend, suspend or terminate the 2006 Plan or any portion thereof at any time after its adoption; provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

United States Federal Income Tax Consequences

The following general discussion of the Federal income tax consequences of the issuance and exercise of options granted under the 2006 Plan is based upon the provisions of the Code as in effect on the date hereof, current regulations thereunder and existing administrative rulings of the Internal Revenue Service. This discussion is not intended to be a complete discussion of all of the Federal income tax consequences of the 2006 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to state tax laws. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each holder of an award should consider his personal situation and consult with his tax advisor with respect to the specific tax consequences applicable to him. The 2006 Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The tax treatment of each kind of award under the 2006 Plan is as follows:

Incentive Stock Options. Incentive stock options to be granted under the 2006 Plan are intended to qualify as incentive stock options under Section 422 of the Code.

A participant generally will not recognize taxable income upon the grant or exercise of an incentive stock option. Under certain circumstances, however, there may be alternative minimum tax or other tax consequences, as described below. If an option holder does not make a “disqualifying disposition” (as defined below), then the option holder will not recognize any taxable income until shares are sold or exchanged, and any gain recognized upon disposition of shares will be taxable as long-term capital gain. A “disqualifying disposition” means any disposition of shares acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the option was granted or within one year of the date the shares were transferred to the option holder. The use of the shares acquired pursuant to the exercise of an incentive stock option to pay the option exercise price under another stock option is treated as a disposition for this purpose.

In general, if the option holder makes a disqualifying disposition, then the excess of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount realized upon disposition of the shares over (b) the option exercise price will be taxable to the option holder as ordinary income. In the case of a gift or certain other transfers, the amount of taxable ordinary income is not limited to the gain that would have resulted from a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. In the case of a disqualifying disposition, if the amount realized on disposition of the shares exceeds the fair market value of the shares on the date of exercise, the excess will be taxed as either long-term or short-term capital gain depending on the option holder’s holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

Certain option holders will be subject to Section 16(b) of the Securities Exchange Act of 1934 upon their sale of shares of common stock. If an option holder is subject to Section 16(b), the date on which the fair market value of the shares is determined may similarly be postponed. The Treasury regulations have not yet been amended to conform with the most recent revision to Section 16(b). However, it is generally anticipated that the date on which the fair market value of the shares is determined will be the earlier of (i) the date six months after the date the stock option was granted, or, (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six-month period will instead run from the option holder’s most recent grant or purchase of common stock prior to his or her exercise of the stock option. On the determination date, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of common stock at that time over the option exercise price.

Despite the general rule, in the case of a substantial risk of forfeiture, or in the case of recipients subject to Section 16(b) (if the determination date is after the date of exercise), the option holder may make an election pursuant to Section 83(b) of the Code, in which case the option holder will recognize ordinary taxable income at the time the stock option is exercised and not on the later date. In order to be effective, the Section 83(b) election must be made and filed with the IRS within 30 days after exercise.

In general, the fair market value of the shares on the date of exercise, less the exercise price, will be included in the option holder’s alternative minimum taxable income in the year the option is exercised. However, if in the same year, the shares are disposed of at a lower price, then alternative minimum taxable income is calculated using this lower price instead of the shares’ fair market value on the date of exercise. The application of the alternative minimum tax rules for option holders subject to Section 16(b) or who receive shares that are not “substantially vested” is more complex and may depend upon whether such holders are entitled to and make a Section 83(b) election. Because of the many adjustments that apply to the computation of the alternative minimum tax, it is not possible to predict the application of such tax to any particular option holder. An option holder may owe alternative minimum tax even though he has not disposed of the shares or otherwise received any cash with which to pay the tax. The alternative minimum tax rate is higher than the rate applicable to long-term capital gains.

The Company will not be entitled to any deduction with respect to the grant or exercise of incentive stock options. In addition, no deduction will be allowed to the Company upon the disposition of stock acquired upon the exercise of an incentive stock option, unless the disposition is a disqualifying disposition. In the case of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of compensation income that is recognized by the employee as a result of the disqualifying disposition.

Nonqualified Stock Options. A recipient of a nonqualified stock option generally will not recognize any income for federal tax purposes with respect to the option until the option is exercised. At that time, subject to certain limited exceptions, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date acquired over the option exercise price.

The application of the tax rules to an option holder who receives shares that are subject to a substantial risk of forfeiture (for example, if the shares must be returned to the Company if the recipient does not work for the Company for a period of time, if any, specified in the award) are more complex. In that case, the recipient generally will not recognize income until the date the shares are no longer subject to the substantial risk of forfeiture, unless a Section 83(b) election (described below) is made.

Certain option holders will be subject to Section 16(b) of the Securities Exchange Act of 1934 upon their sale of shares of common stock. If an option holder is subject to Section 16(b), the date on which the fair market value of the shares is determined may similarly be postponed. The Treasury regulations have not yet been amended to conform with the most recent revision to Section 16(b). However, it is generally anticipated that the date on which the fair market value of the shares is determined will be the earlier of (i) the date six months after the date the stock option was granted, or (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six month period will instead run from the option holder’s most recent grant or purchase of common stock prior to his or her exercise of the stock option. On the determination date, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of common stock at that time over the option exercise price.

Despite the general rule, in the case of a substantial risk of forfeiture, or in the case of recipients subject to Section 16(b) (if the determination date is after the date of exercise), the option holder may make an election pursuant to Section 83(b) of the Code, in which case the option holder will recognize ordinary taxable income at the time the stock option is exercised and not on the later date. In order to be effective, the Section 83(b) election must be made and filed with the IRS within 30 days after exercise.

When an option recipient recognizes income, the Company will generally be entitled to a compensation deduction for federal income tax purposes in an amount equal to the taxable income recognized by the recipient, provided that the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

Upon a subsequent sale of shares acquired by the exercise of a nonqualified stock option, a recipient generally will recognize capital gain (or loss) equal to the amount by which the selling price of the shares exceeds (or is exceeded by) their fair market value on the date of exercise. The capital gain or loss will be short-term or long-term depending upon how long the shares were held. Any capital gain or loss would be long-term if the holding period for the shares was more than twelve months. The holding period for the shares generally would begin on the date the shares were acquired, and would not include the period of time during which the option was held.

Stock Appreciation Rights.

A recipient of a SAR will not be considered to receive any income at the time a SAR is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of a SAR, the holder will have ordinary income equal to the cash received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

Restricted Stock and Performance Shares.

The recipient of restricted stock or performance shares will be treated in the same manner as a person who has exercised a nonqualified stock option, as described above, for which the Company has imposed restrictions on the shares received, and for which the exercise price is either zero or a nominal amount. In general, this means that the holder may either wait until the restrictions have elapsed (or the performance goals have been met), and then pay tax at ordinary income tax rates, based upon the fair market value of the shares at that time, or he or she can file a Section 83(b) election, and pay tax based on the fair market value of the shares at the time they are received. Again, the Company will get a deduction that corresponds to the income recognized by the recipient.

Restricted Stock Unit Awards.

The grant of a restricted stock unit award will not result in income for the grantee or in a deduction for the Company. Upon the lapse of the restrictions of a restricted stock unit, the grantee will recognize ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

Stock Awards.

A person who receives a stock award that includes common stock will be treated, with regard to such common stock, in the same manner as a person who has exercised a nonqualified stock option, as described above. In general, this means that the holder will have taxable income at the time the shares are received if they are not subject to restrictions, or as described in the preceding paragraph for restricted stock, if they are subject to restrictions. The tax treatment of a stock award that consists of other rights will depend on the provisions of the award. It may be immediately taxable if there are no restrictions on the receipt of the cash or other property that the stock award represents, or the tax consequences may be deferred if the receipt of cash or other property for the stock award is restricted, or subject to vesting or performance goals. In those situations in which a participant receives property subject to restrictions, the participant may wish to make a Section 83(b) election, as described above. At the time that the holder of the stock award has ordinary income, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

Deductibility of Awards.

Section 162(m) of the Code places a $1 million annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to performance-based compensation. The Company believes that awards under the 2006 Plan will qualify for the performance-based compensation exception to the deductibility limit.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE ELEMENT 21 GOLF COMPANY 2006 EQUITY INCENTIVE PLAN.

VOTING PROCEDURES

If a quorum is present, unless a different number of votes is required by statute or our Certificate of Incorporation, an affirmative vote of a majority of the votes at the Special Meeting entitled to be cast, with shares of common stock and Series A Preferred Stock voting as a single class, is required for the approval the items submitted to stockholders for their consideration, except for the amendment of the Certificate of Incorporation, which requires the approval of each of the holders of a majority of shares of common stock outstanding and the holders of a majority of shares of Series A Preferred Stock outstanding, each voting as a separate class. Abstentions by those present at the Special Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be voted upon at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intent of the person named in the enclosed proxy to vote the proxy in accordance with her judgment on such matter or matters.

Dated: April 7, 2006
/s/Nataliya Hearn
Nataliya Hearn, Ph.D.
President and Chief Executive Officer

* * * * *

PROXY	PROXY	PROXY

ELEMENT 21 GOLF COMPANY
For the Special Meeting of Stockholders
Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Nataliya Hearn, Ph.D. as proxy with full power of substitution to vote all the shares of the undersigned with all the powers which the undersigned would possess if personally present at the Special Meeting of Stockholders of Element 21 Golf Company (the “Company”) to be held at 10:30 a.m. (local time) on May 8, 2006, at the Radisson Admiral Hotel-Toronto Harbourfront, 249 Queen's Quay West, Toronto, Ontario, Canada, or any adjournments thereof, on the following matters:

Please mark votes as in this example. ☒

1.	Proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 100 million to 300 million shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.
Proposal to authorize the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock as more fully described in Proposal 2 in the Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to approve the Element 21 Golf Company 2006 Equity Incentive Plan and to authorize 20,000,000 shares of the Company’s common stock for issuance under such plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In her discretion, the proxy is authorized to vote upon an adjournment or postponement of the meeting.

☐ YES	☐ NO	☐ ABSTAIN

5.	In her discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

☐ YES	☐ NO	☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  ☐

Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3, 4 and 5. This proxy is solicited on behalf of the Board of Directors of Element 21 Golf Company.

Dated:	____________________________________

Signature:	____________________________________

Signature:	____________________________________
Joint holder’s signature required if held jointly.

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed.
When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc.
give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

ANNEX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

ELEMENT 21 GOLF COMPANY

Element 21 Golf Company, a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: This Certificate of Amendment amends the provisions of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”).

SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

THIRD: Article 4 of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation has the authority to issue is Three Hundred and Five Million (305,000,000) shares, consisting of two classes: Three Hundred Million (300,000,000) shares of Common Stock, $.01 par value per share, and Five Million (5,000,000) shares of Preferred Stock, $0.10 par value per share.

The designations and powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

The preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares as adopted by the Board of Directors; the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Corporation, with any provisions for the subsequent adjustment of such conversion rights, the rights, if any, of the particular series to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this _____ day of ___________, 200_.

By:
Name: Nataliya Hearn
Title: President and Chief Executive Officer

ANNEX B
CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF INCORPORATION OF ELEMENT 21 GOLF COMPANY

Element 21 Golf Company, a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: This Certificate of Amendment amends the provisions of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”).

SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

THIRD: Article 4 of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation has the authority to issue is 300,000,000_________ (_______) shares, consisting of two classes: _________(_______) shares of Common Stock, $.01 par value per share, and Five Million (5,000,000) shares of Preferred Stock, $0.10 par value per share. Upon the filing of this Certificate of Amendment, every [2 through and including 20] (____) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided, however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead round up any fractional share to the nearest whole share.

The designations and powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

The preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares as adopted by the Board of Directors; the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Corporation, with any provisions for the subsequent adjustment of such conversion rights, the rights, if any, of the particular series to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this _____ day of ___________, 200_.

By:
Name: Nataliya Hearn
Title: President and Chief Executive Officer

Annex C

THE ELEMENT 21 GOLF COMPANY 2006 EQUITY INCENTIVE PLAN

1.  Purpose and Eligibility. The purpose of this 2006 Equity Incentive Plan (the “Plan”) of Element 21 Golf Company, a Delaware corporation (the “Company”) is to provide stock options, stock issuances and other equity interests in the Company (each, an “Award”) to (a) employees, officers, directors, consultants and advisors of the Company and its Parents and Subsidiaries, and (b) any other Person who is determined by the Board to have made (or is expected to make) contributions to the Company. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 10.

2.  Administration.

a.  Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Stock Option Agreement, Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Stock Option Agreements and Awards, which need not be identical, (iv) to initiate an Option Exchange Program, and (v) to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b.  Appointment of Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c.  Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

d.  Applicability of Section Rule 16b-3. Notwithstanding anything to the contrary in the foregoing if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules (“Rule 16b-3”), such that all subsequent grants of Awards hereunder to Reporting Persons, as hereinafter defined, shall be exempt under such rule. Those provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a “Reporting Person”).

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e.  Applicability of Section 162 (m). Those provisions of the Plan which are required by or make express reference to Section 162 (m) of the Code or any regulations thereunder, or any successor section of the Code or regulations thereunder (“Section 162 (m)”) shall apply only upon the Company's becoming a company that is subject to Section 162 (m). Notwithstanding any provisions in this Plan to the contrary, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162 (m) to fail to so qualify under Section 162 (m).

3.  Stock Available for Awards.

a.  Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is the Available Shares (as defined on the last page). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan, and if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than the price paid for such shares, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.  Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 10,000,000 shares of Common Stock.

c.  Adjustment to Common Stock. Subject to Section 7, in the event of any stock split, reverse stock split stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding Award shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

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4.  Stock Options.

a.  General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement (collectively, a “Stock Option Agreement”).

b.  Incentive Stock Options. An Option that the Board intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.”

c.  Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d.  Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement, provided, however, in no event may the per share exercise price be less than the Fair Market Value (as defined below) of the Common Stock. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, then the exercise price shall be no less than 110% of the fair market value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the fair market value of the Common Stock on the date of grant.

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e.  Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Stock Option Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant.

f.  Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Stock Option Agreement for the number of shares for which the Option is exercised.

g.  Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

i.  by check payable to the order of the Company;

ii.  only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

iii.  to the extent explicitly provided in the applicable Stock Option Agreement, by delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable Stock Option Agreement); or

iv.  payment of such other lawful consideration as the Board may determine.

Except as otherwise expressly set forth in a Stock Option Agreement, the Board shall have no obligation to accept consideration other than cash and in particular, unless the Board so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the Participant at least six months prior to the exercise. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

h.  Acceleration, Extension, Etc. The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

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i.  Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, “fair market value” shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its fair market value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) the twenty trading day trailing average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

5.  Restricted Stock.

a.  Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b.  Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.  Other Stock-Based Awards. The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.  General Provisions Applicable to Awards.

a.  Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Board may otherwise determine or provide in an Award, that Nonstatutory Options and Restricted Stock Awards may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement and Restricted Stock Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

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b.  Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c.  Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d.  Additional Award Provisions. The Board may, in its sole discretion, include additional provisions in any Stock Option Agreement, Restricted Stock Award or other Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e.  Termination of Status. The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

f.  Change of Control of the Company.

i.  Unless otherwise expressly provided in the applicable Stock Option Agreement or Restricted Stock Award or other Award, in connection with the occurrence of a Change in Control (as defined below), the Board shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Board shall specify), take one or any combination of the following actions:

A.  make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Award immediately preceding the Change of Control;

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B.  accelerate the date of exercise or vesting of such Award;

C.  permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation; or

D.  provide for the repurchase of the Award for an amount equal to the difference of (i) the consideration received per share for the securities underlying the Award in the Change of Control minus (ii) the per share exercise price of such securities. Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change of Control. The value of any such property shall be determined by the Board in its discretion.

E.  provide for the termination of such Award immediately prior to the consummation of the Change of Control; provided that no such termination will be effective if the Change of Control is not consummated.

F.  For the purpose of this Agreement, a “Change of Control” shall mean:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of voting stock of the Company (the “Voting Stock”); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of 50% or more of Voting Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Voting Stock, shall not constitute a Change in Control; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute a majority of the members of this Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s Shareholders was approved by a majority of the members of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below) shall be deemed to be members of the Incumbent Directors; or

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(c) The consummation of (i) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from Merger, (ii) a complete liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a subsidiary of the Company.

g.  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Award shall lapse as to all such shares of Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

h.  Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof.

i.  The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

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j.  Parachute Payments and Parachute Awards. Notwithstanding the provisions of Section 7(f), if, in connection with a Change of Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change of Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(j) shall be made by the Company.

k.  Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

l.  Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

m.  Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.  Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient of an Award. The shares so delivered or withheld shall have a fair market value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or recipient of an Award who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

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9.  No Exercise of Option if Engagement or Employment Terminated for Cause. If the employment or engagement of any Participant is terminated “for Cause”, the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever and the Company shall have the right to repurchase any shares of Common Stock subject to a Restricted Stock Award whether or not such shares have vested. For purposes of this Section 9, “for Cause” shall be defined as follows: (i) if the Participant has executed an employment agreement, the definition of “cause” contained therein, if any, shall govern, or (ii) conduct, as determined by the Board of Directors, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company; or (e) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant's ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause. In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

10.  Miscellaneous.

a.  Definitions.

i.  “Company”, for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Element 21 Golf Company, as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Element 21 Golf Company, as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

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ii.  “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

iii. “Effective Date” means the date the Plan is adopted by the Company’s Board of Directors.

iv. “Employee” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

v. “Option Exchange Program” means a program whereby outstanding options are exchanged for options with a lower exercise price.

b.  No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c.  No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d.  Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

e.  Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f.  Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of Delaware, without regard to any applicable conflicts of law.

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Approvals
Original Plan:

Available Shares:	20,000,000
Adopted by the Board of Directors on:	March 8, 2006
Approved by the Stockholders on:	_________________________

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